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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (Date of earliest event reported):
                        APRIL 25, 2003 (April 22, 2003)



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)


        DELAWARE                       1-9397                    76-0207995
(State of Incorporation)        (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


              3900 ESSEX LANE, HOUSTON, TEXAS                77027
          (Address of Principal Executive Offices)         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

The Annual Meeting of Stockholders of Baker Hughes Incorporated (the "Company") was held on April 23, 2003 (1) to elect four Class III members of the Board of Directors to serve for three-year terms, (2) to approve the amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan, (3) to consider a stockholder proposal regarding poison pills, (4) to consider a stockholder proposal regarding classified boards, (5) to consider a stockholder proposal regarding prohibition of stock option grants to senior executives, and (6) to consider a stockholder proposal on implementation of the MacBride Principles in Northern Ireland.

The four Class III directors who were so elected are Claire W. Gargalli, James
A. Lash, James F. McCall and Michael E. Wiley. The number of affirmative votes and the number of votes withheld for the directors so elected were:

                               NUMBER OF               NUMBER OF VOTES
      NAMES                AFFIRMATIVE VOTES              WITHHELD
      -----                -----------------           ---------------
Claire W. Gargalli            223,495,560                76,184,735
James A. Lash                 223,295,560                76,384,735
James F. McCall               223,306,094                76,374,201
Michael E. Wiley              223,506,038                76,174,257


The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan were as follows:

    NUMBER OF              NUMBER OF
AFFIRMATIVE VOTES        NEGATIVE VOTES        ABSTENTIONS
-----------------        --------------        -----------
   292,910,767             4,846,295            1,923,273

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The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the approval of stockholder proposals were as follows:

                             NUMBER OF              NUMBER OF
                         AFFIRMATIVE VOTES        NEGATIVE VOTES        ABSTENTIONS
                         -----------------        --------------        -----------
Proposal regarding
   poison pills             203,403,557              67,426,808           2,289,674

Proposal regarding
   classified boards        231,820,903              38,887,118           2,411,477

Proposal regarding
   prohibition of stock
   option grants to
   senior executives          8,323,169             262,268,111           2,528,219

Proposal regarding
   MacBride Principles       16,783,790             243,588,917          12,746,792


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. (Information furnished in this Item 7 is furnished pursuant to Item 12.)

        (c)   Exhibits.

              99.1  - Press Release of Baker Hughes Incorporated dated April 22,
                      2003.


ITEM 9. REGULATION FD DISCLOSURE. (Information furnished in this Item 9 is furnished pursuant to Item 12.)

In accordance with the Securities and Exchange Commission (the "SEC") Release No. 34-47583 and the General Instructions B.2. and B.6. of Form 8-K, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On April 22, 2003, Baker Hughes Incorporated issued a news release announcing its financial results for the first quarter ending March 31, 2003, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

As previously announced, the Company held a conference call on April 22, 2003 to discuss the earnings announcement. A replay of the call will be available through Tuesday, April 29, 2003. The number for the replay is 706-645-9291 and the access code is 8941636. The replay will also be available through such date on the Company's website at www.bakerhughes.com/investor in the News Release section under Conference Calls.

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In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP") that were included in the news release, the release also included certain non-GAAP financial measures (as defined under the SEC's Regulation G), which same measures were also discussed on the conference call.

The following non-GAAP financial measures were described:

     o EBIT and EBITDA: EBIT is earnings before interest expense and income taxes and EBITDA is earnings before interest expense, income taxes, depreciation and amortization. Management uses EBIT and EBITDA because it believes that such measurements are widely accepted financial indicators used by investors and analysts to analyze and compare companies on the basis of operating performance and that such measurements may be used by some investors and others to make informed investment decisions.

     o Operating profit: Operating profit is defined as income from continuing operations excluding the impact of non-operational items. The Company believes that operating profit is useful to investors because it is a consistent measure of the underlying results of the Company's business. Furthermore, management uses the calculation of operating profit internally as a measure of the performance of the Company's divisions.

The foregoing non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income, income from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements and filings with the Securities and Exchange Commission. The attached release includes a reconciliation of the non-GAAP information used by the Company to its nearest comparable GAAP financial measure. GAAP reconciliations can also be found on the Company's website at www.bakerhughes.com/investor in the Financial Information section under the Impact of Non-Operational Items heading and in the applicable earnings releases under the Earnings Releases heading.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BAKER HUGHES INCORPORATED



Dated:  April 25, 2003                     By: /s/ Sandra E. Alford
                                              ----------------------------------
                                                   Sandra E. Alford
                                                  Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------
 99.1  -        Press Release of Baker Hughes Incorporated dated April 22, 2003.